UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

August 23, 2010

Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA	94304
(Address of principal executive offices)	(Zip code)

(650) 857-1501

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On August 23, 2010, Hewlett-Packard Company (“HP”) issued a press release announcing its proposal to acquire 3PAR Inc. (“3PAR”) in a cash tender offer for $24.00 per share.  HP’s press release announcing the proposal, including the full text of a letter submitted to the 3PAR Board of Directors outlining the terms of the proposal, is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

THIS FORM 8-K IS NOT AN OFFER TO BUY OR THE SOLICITATION OF AN OFFER TO SELL ANY SECURITIES. THE SOLICITATION AND THE OFFER TO BUY 3PAR COMMON STOCK HAS NOT YET COMMENCED AND WILL BE MADE ONLY PURSUANT TO AN OFFER TO PURCHASE AND RELATED MATERIALS THAT HP INTENDS TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION.  THOSE MATERIALS SHOULD BE READ CAREFULLY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING THE TERMS AND CONDITIONS OF THE OFFER.  ONCE FILED, COPIES OF THE TENDER OFFER STATEMENT, THE OFFER TO PURCHASE AND RELATED DOCUMENTS WILL BE MADE AVAILABLE TO 3PAR STOCKHOLDERS AT NO EXPENSE TO THEM.  IN ADDITION, THOSE MATERIALS WILL BE AVAILABLE AT NO CHARGE FROM THE SECURITIES AND EXCHANGE COMMISSION THROUGH THE COMMISSION’S WEB SITE AT WWW.SEC.GOV.

This Form 8-K contains forward-looking statements that involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of HP and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including statements about the expected terms of the proposed acquisition; the ability to complete the proposed transaction, particularly given the target company’s existing agreement to be acquired by a third party; the expected benefits and costs of the transaction; management plans relating to the transaction; the expected timing of the completion of the transaction; any statements of the plans, strategies and objectives of management for future operations, including the execution of integration plans; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include that the transaction may not be timely completed, if at all, upon favorable terms; the possibility that expected benefits may not materialize as expected; that, prior to the completion of the transaction, the target company’s business may not perform as expected due to transaction-related uncertainty or other factors; that HP is unable to successfully implement integration strategies; and other risks that are described in HP’s SEC reports, including but not limited to the risks described in HP’s Annual Report on Form 10-K for its fiscal year ended October 31, 2009 and Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2010.  HP assumes no obligation and does not intend to update these forward-looking statements.

Item 9.01.  Financial Statements and Exhibits.

Exhibit Number	Description
99.1	HP’s press release, dated August 23, 2010, entitled “HP Proposes to Acquire 3PAR for $24 Per Share in Cash” (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: August 23, 2010	By:	/s/ Paul T. Porrini
	Name:	Paul T. Porrini
	Title:	Vice President, Deputy General Counsel
and Assistant Secretary

EXHIBIT INDEX

Exhibit
Number	Description
99.1	HP’s press release, dated August 23, 2010, entitled “HP Proposes to Acquire 3PAR for $24 Per Share in Cash” (filed herewith).